Exhibit 99.1

Press Release

Magnachip Confirms Receipt of Unsolicited Proposal

SEOUL, South Korea, June 11, 2021 — Magnachip Semiconductor Corporation (“Magnachip” or the “Company”) (NYSE: MX), the South Korean leader in display and power solutions, today confirmed receipt of an unsolicited proposal from Cornucopia Investment Partners on behalf of itself and a group of investors, including financial sponsors led by Mr. Tim Crown, Yango financial holdings, Sino-Rock Investment Management Company Limited and Lombarda China Fund, to acquire all of the outstanding shares of Magnachip common stock, par value $0.01 per share (the “Common Stock”), for $35.00 per share in cash (assuming the number of shares on a fully diluted basis at closing of the transaction will be 47,470,416, as shown in the Magnachip’s Form 10-Q filed on May 10, 2021) (the “Proposal”).

As previously announced, on March 25, 2021, Magnachip entered into an Agreement and Plan of Merger (the “Merger Agreement”) with South Dearborn Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Parent”) formed by an affiliate of Wise Road Capital LTD (“Wise Road”), and Michigan Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Magnachip (the “Merger”), with Magnachip continuing its corporate existence under the General Corporation Law of the State of Delaware as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Under and subject to the terms of the Merger Agreement, each share of Common Stock issued and outstanding immediately before the effective time of the Merger (other than Excluded Shares and Dissenting Shares (as defined in the Merger Agreement)) will be cancelled and will cease to exist and will be automatically converted into the right to receive $29.00 in cash, without interest, subject to applicable withholding taxes. In connection with the Merger, the Company filed its definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2021 (the “Proxy Statement”).

Magnachip’s Board of Directors, in consultation with its legal and financial advisors, will carefully review and consider the Proposal. Magnachip, Parent and Merger Sub have reached an agreement whereby, through June 16, 2021, Magnachip will have the right to participate in discussions with Cornucopia in connection with the Proposal for the sole purpose of determining whether the Proposal constitutes or could reasonably be expected to lead to a superior proposal. Magnachip’s Board of Directors has not yet made such a determination. In light of the Proposal, Magnachip expects to adjourn the special meeting of stockholders scheduled for 8:00 p.m. Eastern time on June 15, 2021 to June 17, 2021. The time of the adjourned meeting will be announced on June 15, 2021.

Magnachip remains subject to the Merger Agreement. Magnachip’s Board of Directors has not changed its recommendation that Magnachip stockholders vote “FOR” the proposal to adopt the Merger Agreement and approve the Merger.

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About Magnachip Semiconductor Corporation

Magnachip is a designer and manufacturer of analog and mixed-signal semiconductor platform solutions for communications, IoT, consumer, industrial and automotive applications. The Company provides a broad range of standard products to customers worldwide. Magnachip, with more than 40 years of operating history, owns a portfolio of approximately 1,200 registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through Magnachip’s website is not a part of, and is not incorporated into, this release.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Magnachip and Wise Road Capital. In connection with the proposed transaction, Magnachip has filed relevant materials with the SEC, including the Proxy Statement. Promptly after filing the Proxy Statement with the SEC, Magnachip mailed the Proxy Statement and a proxy card to each shareholder of Magnachip entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Magnachip may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF MAGNACHIP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT MAGNACHIP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials in connection with the proposed transaction, and any other documents filed by Magnachip with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Magnachip’s website at www.magnachip.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Magnachip and its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, are set forth in the Proxy Statement filed with the SEC on May 7, 2021. Additional information regarding these individuals is set forth in Magnachip’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 9, 2021, and Annual Report Amendment No. 1 on Form 10-K/A for the year ended December 31, 2020, filed with the SEC on April 30, 2021. To the extent Magnachip’s directors and executive officers or their holdings of Magnachip securities have changed from the amounts disclosed in those filings, to Magnachip’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Magnachip’s website at www.magnachip.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company and Wise Road Capital and expressions of confidence, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “will be,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe(s),” “intend,” “predict,” “potential,” “future,” “strategy,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the possibility that any or all of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals, may not be satisfied or waived; unanticipated difficulties or expenditures relating to the proposed transaction; that the transaction may not be completed in a timely manner or at all; the occurrence of any event, change or circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction with Wise Road Capital; the diversion of and attention of management of the Company on transaction-related issues; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and updated in subsequent reports filed by the Company with the SEC. These reports are available at www.magnachip.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

CONTACTS:

In the United States:

So-Yeon Jeong

Head of Investor Relations

Tel. +1-408-712-6151

investor.relations@magnachip.com

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